EXHIBIT 10.1

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of July 7, 2016, is entered into by and among PCM, INC., a Delaware corporation (“PCM”), PCM SALES, INC., a California corporation (“PCM Sales”), PCM LOGISTICS, LLC, a Delaware limited liability company (“PCM Logistics”), PCMG, INC., a Delaware corporation (“PCMG”), M2 MARKETPLACE, INC., a Delaware corporation (“M2”), ABREON, INC., a Delaware corporation (“Abreon”), MALL ACQUISITION SUB 5 INC., a Delaware corporation (“Acquisition 5”), PCM BPO, LLC, a Delaware limited liability company (“PCM BPO”), EN POINTE TECHNOLOGIES SALES, LLC, a Delaware limited liability company (“En Pointe”), and ONSALE HOLDINGS, INC., an Illinois corporation (“Holdings”) (each a “U.S. Borrower” and collectively the “U.S. Borrowers”), and PCM SALES CANADA, INC., a Quebec corporation (“PCM Sales Canada”), and ACRODEX INC., an Alberta corporation (“Acrodex”) (each a “Canadian Borrower” and collectively the “Canadian Borrowers”; and the Canadian Borrowers and the U.S. Borrowers are each hereinafter referred to as a “Borrower”, and collectively, the “Borrowers”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative and collateral agent for the Lenders (in such capacity, “Agent”) and the Lenders signatory hereto.

RECITALS

A. Agent and the several financial institutions from time to time party thereto as lenders (“Lenders”) and Borrowers have previously entered into that certain Fourth Amended and Restated Loan and Security Agreement dated as of January 19, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Agent and Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. Borrowers have requested that Agent and the Lenders increase the Maximum Credit by an amount equal to $15,000,000 and make other amendments to the Loan Agreement, which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.

C. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Loan Agreement.

(a) The following definition is hereby added to the Loan Agreement as Section 1.47(A):

“1.47(A) “Castle Pines” means Castle Pines Capital LLC.”

(b) The following definition is hereby added to the Loan Agreement as Section 1.47(B):

“1.47(B) “Castle Pines Documents” means the “Second Lien Documents” as such term is defined in the Castle Pines Intercreditor Agreement.”

(c) The following definition is hereby added to the Loan Agreement as Section 1.47(C):

“1.47(C) “Castle Pines Intercreditor Agreement” means that certain Intercreditor Agreement dated as of the First Amendment Effective Date, by and between Agent and Castle Pines, and acknowledged and agreed to by the Borrowers.”

(d) The following definition is hereby added to the Loan Agreement as Section 1.47(D):

“1.47(D) “Castle Pines Secured Obligations” means the “Second Lien Debt” as such term is defined in the Castle Pines Intercreditor Agreement.”

(e) The lead in to the definition of “Eligible Accounts” in Section 1.68 of the Loan Agreement and clauses (a), (f), (g) and (j) thereof are hereby amended and restated to read in their entirety to read as follows:

“1.68 “Eligible Accounts” shall mean Accounts created by Borrowers or Joint Venture which are and continue to be acceptable to Agent based on the criteria set forth below. In general, Accounts shall be Eligible Accounts if:

(a) such Accounts arise from the actual and bona fide sale and delivery of goods by Borrowers or Joint Venture or rendition of services by Borrowers or Joint Venture in the ordinary course of their business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;”

“(f) such Accounts do not consist of progress billings (such that the obligation of the account debtors with respect to such Accounts is conditioned upon a Borrower’s or Joint Venture’s satisfactory completion of any further performance under the agreement giving rise thereto), bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Agent shall have received an agreement in writing from the account debtor, in form and substance satisfactory to Agent, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

2

(g) the account debtor with respect to such Accounts has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff against such Accounts (but the portion of the Accounts of such account debtor in excess of the amount at any time and from time to time owed by any Borrower or Joint Venture to such account debtor or claimed owed by such account debtor may be deemed Eligible Accounts);”

“(j) neither the account debtor nor any officer or employee of the account debtor with respect to such Accounts is an officer, employee or agent of or affiliated with any Borrower or Joint Venture directly or indirectly by virtue of family membership, ownership, control, management or otherwise;”

(f) In the definition of “Eligible Accounts” in Section 1.68 of the Loan Agreement, (i) the text “; and” at the end of clause (r) thereof is hereby deleted and replaced with the text “;”, (ii) the text “.” at the end of clause (s) thereof is hereby deleted and replaced with the text “; and”, and (iii) a new clause (t) is hereby added as follows:

“(t) to the extent such Accounts are created by Joint Venture, such Accounts constitute Eligible Joint Venture Accounts.”

(g) The following definition is hereby added to the Loan Agreement as Section 1.71(A):

“1.71(A) “Eligible Joint Venture Accounts” means Accounts generated by Joint Venture which are and continue to be acceptable to Agent based on the criteria set forth below. In general, Accounts generated by Joint Venture shall be Eligible Joint Venture Accounts if:

(a) such Accounts have been assigned to PCM Sales and PCM in accordance with the Joint Venture Documents with no further action required;

(b) the assignment of such Accounts from Joint Venture to PCM Sales and PCM is subject to a true sale opinion in form and substance satisfactory to Agent;

(c) such Accounts do not constitute more than twenty percent (20%) of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Joint Venture Accounts);

(d) PCM Sales and PCM have perfected the transfer of such Accounts from Joint Venture by filing a UCC-1 in form and substance satisfactory to Agent, and such UCC-1 has been assigned to Agent; and

3

(e) the Joint Venture Documents have not been amended since the First Amendment Effective Date other than amendments approved by Agent in its Permitted Discretion.”

(h) The following definition is hereby added to the Loan Agreement as Section 1.92(A):

“1.92(A) “First Amendment Effective Date” means July 7, 2016.”

(i) The following definition is hereby added to the Loan Agreement as Section 1.110(A):

“1.110(A) “Joint Venture” means En Pointe IT Solutions, LLC, a Delaware limited liability company.”

(j) The following definition is hereby added to the Loan Agreement as Section 1.110(B):

“1.110(B) “Joint Venture Documents” means, collectively, that certain Master Services Agreement between Joint Venture and PCM Sales and PCM, that certain Limited Liability Company Agreement of En Pointe IT Solutions, LLC, and any other agreements, documents or instruments related thereto.”

(k) The definition of “Maximum Credit” in Section 1.113 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“1.113 “Maximum Credit” shall mean, with reference to the Loans and the Letter of Credit Accommodations, the amount of Two Hundred Ninety Million Dollars ($290,000,000).”

(l) A new Section 9.6(f) is hereby added to the Loan Agreement as follows:

“(f) Borrowers shall promptly notify Agent in writing of the details of any amendment, restatement, supplement or other modification to any of the Joint Venture Documents and shall promptly provide Agent with a copy of any such amendment, restatement, supplement or modification.”

(m) In Section 9.8 of the Loan Agreement, (i) the text “and” at the end of clause (h) thereof is hereby deleted and replaced with the text “;”, (ii) the text “.” at the end of clause (i) thereof is hereby deleted and replaced with the text “; and”, and (iii) a new clause (j) is hereby added as follows:

“(j) Liens in favor of Castle Pines securing the Castle Pines Secured Obligations, subject to the terms of the Castle Pines Intercreditor Agreement.”

(n) In Section 9.9 of the Loan Agreement, (i) the text “and” at the end of clause (j) thereof is hereby deleted, (ii) the text “.” at the end of clause (k) thereof is hereby deleted and replaced with the text “; and”, and (iii) a new clause (l) is hereby added as follows:

4

“(l) the Castle Pines Secured Obligations in an amount not to exceed $50,000,000 at any time, subject to the terms of the Castle Pines Intercreditor Agreement.”

(o) In Section 9.10 of the Loan Agreement, (i) the text “and” at the end of clause (j) thereof is hereby deleted, (ii) the text “.” at the end of clause (k) thereof is hereby deleted and replaced with the text “; and”, and (iii) a new clause (l) is hereby added as follows

“(l) performance guarantees provided by PCM Sales and PCM pursuant to the Joint Venture Documents, as in effect as of the First Amendment Effective Date.”

(p) The following is hereby added to the Loan Agreement as a new Section 13.15 thereof:

“13.15 Intercreditor Agreement. Each Lender hereunder authorizes and instructs Agent to enter into the Castle Pines Intercreditor Agreement and acknowledges (or is deemed to acknowledge) that a copy of the Castle Pines Intercreditor Agreement was delivered, or made available, to such Lender. Each Lender hereby acknowledges that it has received and reviewed the Castle Pines Intercreditor Agreement. Each of the Lenders agrees to be bound by the Castle Pines Intercreditor Agreement. Nothing in this Section 13.15 shall be construed to provide that any Borrower is a third party beneficiary of the provisions of the Castle Pines Intercreditor Agreement or may assert any rights, defenses or claims on account of the Castle Pines Intercreditor Agreement or this Section 13.15, and each Borrower agrees that nothing in the Castle Pines Intercreditor Agreement is intended or shall impair the obligation of any Borrower to pay the obligations under this Agreement, or any other Financing Agreement as and when the same become due and payable in accordance with their respective terms, or to affect the relative rights of the creditors with respect to any Borrower or except as expressly otherwise provided in the Intercreditor Agreement as to a Borrower’s obligations, such Borrower’s properties.”

2. Increase in Maximum Credit. Effective on the date hereof, the Maximum Credit shall be increased from $275,000,000 to $290,000,000 in accordance with terms hereof. The effective date for such increase shall be the date hereof. Effective on the date hereof, each party hereto acknowledges and agrees that the amount of each Lender’s Revolving Loan Commitment as reflected below such Lender’s signature on the signature pages to the Loan Agreement shall be deemed amended and replaced with the amounts set forth below such Lender’s signature on the signature pages hereto.

3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a) Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties;

5

(b) Agent shall have received a fully executed copy of the Castle Pines Intercreditor Agreement, in form and substance satisfactory to Agent;

(c) Agent shall have received a certificate of a duly authorized officer of each Borrower in form and substance satisfactory to Agent, certifying (i) that attached (or previously provided) copies of such Borrower’s organizational and governing documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Financing Agreements is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Amendment; and (iii) to the title, name and signature of each Person authorized to sign the Financing Agreements;

(d) U.S. Borrowers shall pay to Agent, for the benefit of each U.S. Lender party hereto, (i) an amendment fee in an amount equal to 0.02% of each such U.S. Lender’s aggregate U.S. Revolving Loan Commitment immediately prior to the effectiveness of this Amendment, and (ii) an increase fee in an amount equal to 0.20% of the increase (if any) to each such U.S. Lender’s aggregate U.S. Revolving Loan Commitment as a result of this Amendment, in each case, which fees shall be fully earned as of and payable on the date hereof;

(e) Agent shall have received a copy of that certain fee letter dated as of the date hereof, by and among Borrowers and Agent, and Borrowers shall have paid all fees required to be paid thereunder;

(f) Agent shall have received fully executed copies of the Joint Venture Documents and the Castle Pine Documents, in form and substance satisfactory to Agent; and

(g) Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

4. Representations and Warranties. Each Borrower represents and warrants as follows:

(a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any Borrower. No other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and is in full force and effect.

6

(c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Amendment are within the power of each Borrower, have been duly authorized by all necessary corporate or company action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.

(e) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

5. Choice of Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Reference to and Effect on the Financing Agreements.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically set forth in this Amendment, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent and Lenders without defense, offset, claim or contribution.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

8. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the other Financing Agreements effective as of the date hereof.

7

9. Estoppel. To induce Agent and Lenders to enter into this Amendment and to induce Agent and Lenders to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default.

10. Integration. This Amendment is a Financing Agreement. This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Financing Agreements, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Remainder of Page Left Intentionally Blank]

8

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

U.S. BORROWERS:

PCM, INC.,
a Delaware corporation

By:	/s/ Brandon LaVerne
Name:	Brandon LaVerne
Title:	CFO

PCM SALES, INC.,
a California corporation

By:	/s/ Stephen W. Moss
Name:	Stephen W. Moss
Title:	President

PCM LOGISTICS, LLC,
a Delaware limited liability company

By:	/s/ Sean Mollet
Name:	Sean Mollet
Title:	President

PCMG, INC.,
a Delaware corporation

By:	/s/ Alan Lawrence
Name:	Alan Lawrence
Title:	President

[Signature page to First Amendment to Fourth Amended and Restated Loan and Security Agreement]

U.S. BORROWERS:

M2 MARKETPLACE, INC.,
a Delaware corporation

By:	/s/ Sam Khulusi
Name:	Sam Khulusi
Title:	President

ABREON, INC.,
a Delaware corporation

By:	/s/ Howard Schaphiro
Name:	Howard Schaphiro
Title:	President

MALL ACQUISITION SUB 5 INC.,
a Delaware corporation

By:	/s/ Brandon LaVerne
Name:	Brandon LaVerne
Title:	President

[Signature page to First Amendment to Fourth Amended and Restated Loan and Security Agreement]

U.S. BORROWERS:

PCM BPO, LLC,
a Delaware limited liability company

By:	/s/ Simon Abuyounes
Name:	Simon Abuyounes
Title:	President

ONSALE HOLDINGS, INC.,
an Illinois corporation

By:	/s/ Sam Khulusi
Name:	Sam Khulusi
Title:	President

EN POINTE TECHNOLOGIES SALES, LLC,
a Delaware limited liability company

By:	/s/ Michael Rapp
Name:	Michael Rapp
Title:	President

[Signature page to First Amendment to Fourth Amended and Restated Loan and Security Agreement]

CANADIAN BORROWERS:

PCM SALES CANADA, INC.,
a Quebec corporation

By:	/s/ Simon Abuyounes
Name:	Simon Abuyounes
Title:	President

ACRODEX INC.,
an Alberta corporation

By:	/s/ Yasmin Jivraj
Name:	Yasmin Jivraj
Title:	Director

[Signature page to First Amendment to Fourth Amended and Restated Loan and Security Agreement]

AGENT:

WELLS FARGO CAPITAL FINANCE, LLC

By:	/s/ Peter Possemoto
Name:	Peter Possemoto
Title:	Director

LENDER:

WELLS FARGO CAPITAL FINANCE, LLC

By:	/s/ Peter Possemoto
Name:	Peter Possemoto
Title:	Director

U.S. Revolving Loan Commitment: $110,000,000

[Signature page to First Amendment to Fourth Amended and Restated Loan and Security Agreement]

LENDER:

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA

By:	/s/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President

Canadian Revolving Loan Commitment: C$14,545,454.55

[Signature page to First Amendment to Fourth Amended and Restated Loan and Security Agreement]

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Matthew R. Vansteenhuyse
Name:	Matthew R. Vansteenhuyse
Title:	Senior Vice President

U.S. Revolving Loan Commitment: $53,000,000

BANK OF AMERICA, N.A. (acting through its Canada branch)

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

Canadian Revolving Loan Commitment: C$7,272,727.27

[Signature page to First Amendment to Fourth Amended and Restated Loan and Security Agreement]

LENDERS:

PNC BANK, N.A.

By:	/s/ Steve Roberts
Name:	Steve Roberts
Title:	Senior Vice President

U.S. Revolving Loan Commitment: $40,000,000

PNC BANK CANADA BRANCH

By:	/s/ James Bruce
Name:	James Bruce
Title:	Vice President

Canadian Revolving Loan Commitment: C$5,818,181.82

[Signature page to First Amendment to Fourth Amended and Restated Loan and Security Agreement]

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jordan Azar
Name:	Jordan Azar
Title:	Authorized Officer

U.S. Revolving Loan Commitment: $37,000,000

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:	/s/ Deborah Booth
Name:	Deborah Booth
Title:	Executive Director

Canadian Revolving Loan Commitment: C$5,090,909.09

[Signature page to First Amendment to Fourth Amended and Restated Loan and Security Agreement]

LENDER:

COMPASS BANK

By:	/s/ Jason Nichols
Name:	Jason Nichols
Title:	Senior Vice President

U.S. Revolving Loan Commitment: $25,000,000

Canadian Revolving Loan Commitment: C$3,636,363.64

[Signature page to First Amendment to Fourth Amended and Restated Loan and Security Agreement]

LENDER:

CITY NATIONAL BANK

By:	/s/ Todd Hokamoto
Name:	Todd Hokamoto
Title:	Vice President

U.S. Revolving Loan Commitment: $25,000,000

Canadian Revolving Loan Commitment: C$3,636,363.64

[Signature page to First Amendment to Fourth Amended and Restated Loan and Security Agreement]